                                                                      EXHIBIT 20

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of May 25, 2001 for the Collection Period of April 1,
                           2001 through April 30, 2001

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                                               749,988,732.51
Discounted Principal Balance                                                                                        749,988,732.51
Servicer Advance                                                                                                      1,324,812.20
Servicer Payahead                                                                                                     1,260,008.73
Number of Contracts                                                                                                         34,185
Weighted Average Lease Rate                                                                                                   6.81%
Weighted Average Remaining Term                                                                                               33.8
Servicing Fee Percentage                                                                                                      1.00%

POOL DATA - CURRENT MONTH
Aggregate Net Investment Value                                                                                      489,200,494.56
Discounted Principal Balance                                                                                        479,296,272.17
Servicer Advances                                                                                                     1,999,601.07
Servicer Pay Ahead Balance                                                                                            3,068,331.40
Maturity Advances Outstanding                                                                                                    -
Number of Current Contracts                                                                                                 29,997
Weighted Average Lease Rate                                                                                                   6.77%
Weighted Average Remaining Term                                                                                                4.8

------------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                             28,124,577.47
  Specified Reserve Fund Percentage                                                                                           9.44%
  Specified Reserve Fund Amount                                                                                      70,761,436.91


                                                                     CLASS A              CLASS B                       TOTAL
                                                                      AMOUNT               AMOUNT                       AMOUNT
                                                                     -------              -------                       ------
  Beginning Balance                                               69,665,686.91          1,095,750.00                70,761,436.91
  Withdrawal Amount                                                           -                     -                            -
  Cash Capital Contribution
  Transferor Excess                                                  529,221.28                                         529,221.28
                                                            -----------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                           70,194,908.19          1,095,750.00                71,290,658.19
  Specified Reserve Fund Balance                                  69,665,686.91          1,095,750.00                70,761,436.91
                                                            -----------------------------------------------------------------------
  Release to Transferor                                              529,221.28                     -                   529,221.28
  Ending Reserve Fund Balance                                     69,665,686.91          1,095,750.00                70,761,436.91
  Prior Cumulative Withdrawal Amount                                          -                     -                            -
  Cumulative Withdrawal Amount                                                -                     -                            -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                              VEHICLES
                                                                                           --------
  Liquidated Contracts                                                                        87
                                                                                              --
  Discounted Principal Balance                                                                                        1,436,686.91
  Net Liquidation Proceeds                                                                                           (1,204,476.06)
  Recoveries - Previously Liquidated Contracts                                                                           (9,122.50)
                                                                                                           -------------------------
  Aggregate Credit Losses for the Collection Period                                                                     223,088.35
                                                                                                           =========================
  Cumulative Credit Losses for all Periods                                                                            6,211,832.51
                                                                                                           =========================
  Repossessed in Current Period                                                               43
                                                                                              --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                         Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                     Charge-Off Rate
  Second Preceding Collection Period                                                                                          0.25%
  First Preceding Collection Period                                                                                           0.43%
  Current Collection Period                                                                                                   0.54%

------------------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
Three Month Average                                                                                                           0.41%
Charge-off Rate Indicator ( > 1.25%)                                                                              CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                     PERCENT          ACCOUNTS      PERCENT         ANIV
                                                                          -------          --------      -------         ----
  31-60 Days Delinquent                                                    2.26%              678          2.02%      9,901,776.47
  61-90 Days Delinquent                                                    0.15%               46          0.14%        678,425.85
  Over 90 Days Delinquent                                                  0.04%               13          0.04%        205,418.73
                                                                                        ----------------          ------------------
  Total Delinquencies                                                                         737                    10,785,621.05
                                                                                        ================          ==================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                          0.28%
  First Preceding Collection Period                                                                                           0.20%
  Current Collection Period                                                                                                   0.20%

------------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                         0.23%
  Delinquency Percentage Indicator ( > 1.25%)                                                                     CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                VEHICLES
                                                                                           --------
  Matured Lease Vehicle Inventory Sold                                                        129                     1,899,732.37
                                                                                              ---
  Net Liquidation Proceeds                                                                                           (1,696,849.48)
                                                                                                                --------------------
  Net Residual Value (Gain) Loss                                                                                        202,882.89
                                                                                                                ====================
  Cumulative Residual Value (Gain) Loss all periods                                                                   2,381,754.91
                                                                                                                ====================


                                                                                            AVERAGE                     AVERAGE
                                            NUMBER       SCHEDULED         SALE          NET LIQUIDATION                RESIDUAL
MATURED VEHICLES SOLD FOR                    SOLD        MATURITIES        RATIO            PROCEEDS                     VALUE
                                             ----        ----------        -----            --------                     -----
EACH COLLECTION PERIOD:
  Second Preceding Collection Period           78            32           100.00%           14,033.72                    16,317.24
  First Preceding Collection Period           110            17           100.00%           15,216.15                    17,309.96
  Current Collection Period                   129            14           100.00%           13,153.87                    14,983.68
  Three Month Average                                                                       14,085.98                    16,119.04

                                                                                                                --------------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                              87.39%
                                                                                                                --------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                      AMOUNT/RATIO                TEST MET?
---------------                                                                           ---------------              ---------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                      100.00%                     YES

b) Number of Scheduled Maturities > 500                                                           14                      NO

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values       87.39%                     NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                               CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of May 25, 2001 for the Collection Period of April 1, 2001
                             through April 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                       CERTIFICATE BALANCE            CLASS A1            CLASS A2
                                                                       -------------------            --------            --------
                                                             TOTAL     PERCENT     BALANCE            BALANCE             BALANCE
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                               98.00%
---------
  Interest Collections                                    3,939,454.15
  Net Investment Income                                     231,393.40
  Non-recoverable Advances                                  (63,279.95)
                                                        ---------------
  Available Interest                                      4,107,567.60           4,016,214.71               -          3,122,496.60
  Class A1, A2, A3 Notional Interest Accrual Amount      (2,246,270.75)         (2,246,270.75)              -         (1,914,848.75)
  Unreimbursed A1, A2, A3 Interest Shortfall                      -                      -                  -                  -
  Interest Accrual for Adjusted Class B Certificate Bal.   (282,419.42)           (282,419.42)
  Class B Interest Carryover Shortfall                            -                      -
  Servicer's Fee                                           (423,845.85)           (413,856.74)
  Capped Expenses                                           (27,239.69)            (26,597.71)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.              -                      -
  Uncapped Expenses                                               -                      -
                                                        ---------------        ---------------
  Total Unallocated Interest                              1,127,791.89           1,047,070.09
  Excess Interest to Transferor                                   -             (1,047,070.09)
                                                        ---------------        ---------------
       Net Interest Collections Available                 1,127,791.89                   -
                                                        ---------------
  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:             (415,932.04)
  ACCELERATED PRINCIPAL DISTRIBUTION:                      (101,916.77)

  DEPOSIT TO RESERVE FUND:                                  529,221.28

  WITHDRAWAL FROM RESERVE FUND:                                   -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                     -
  NET WITHDRAWAL FROM THE RESERVE FUND:                           -

PRINCIPAL:
  Current Loss Amount                                      (425,971.24)           (415,932.04)              -           (415,932.04)
  Loss Reimbursement from Transferor                        415,932.04             415,932.04               -            415,932.04
  Loss Reimbursement from Reserve Fund                            -                      -                  -                  -
                                                        ---------------        ---------------    ---------------    ---------------
       Total                                                (10,039.20)                  -                  -                  -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                        ---------------
  Ending Balance                                                 -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                        ---------------
  Ending Balance                                                 -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                        ---------------
  Ending Balance                                                 -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                        ---------------
  Ending Balance                                                 -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             377,872.30                   -                  -                  -
  Allocations - Current Period                           19,026,617.50          19,026,617.50               -         19,026,617.50
  Allocations - Accelerated Principal Distribution          101,916.77             101,916.77               -            101,916.77
  Allocations - Not Disbursed Beginning of Period        49,371,912.58          49,371,912.58               -         49,371,912.58
  Allocations - Not Disbursed End of Period              68,500,446.85          68,500,446.85               -         68,500,446.85
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             609,943.08                   -                  -                  -
  Allocations - Current Period                            2,528,690.17           2,528,690.17               -          1,914,848.75
  Allocations - Not Disbursed Beginning of Period         2,528,690.17           2,528,690.17               -          1,914,848.75
  Allocations - Not Disbursed End of Period               5,057,380.34           5,057,380.34               -          3,829,697.50
DUE TO TRUST - CURRENT PERIOD:                                                                              -
------------------------------
  Total Deposit to/ (Withdrawal from) Reserve Fund               -
  Due To Trust                                           22,413,646.42          21,425,831.04               -         20,863,481.01
                                                        ---------------        ---------------    ---------------    ---------------
     Total Due To Trust                                  22,413,646.42          21,425,831.04               -         20,863,481.01
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A3             CLASS B                TRANSFEROR INTEREST
                                                           --------             -------                -------------------
                                                           BALANCE              BALANCE            INTEREST           PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                 2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                        535,495.29          358,222.81           91,352.89
  Class A1, A2, A3 Notional Interest Accrual Amount        (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                      -
  Interest Accrual for Adjusted Class B Certificate Bal.                       (282,419.42)
  Class B Interest Carryover Shortfall                                                -
  Servicer's Fee                                                                                     (9,989.11)
  Capped Expenses                                                                                      (641.98)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                  -
  Uncapped Expenses                                                                                       -
                                                                                                ---------------
  Total Unallocated Interest                                                                         80,721.80
  Excess Interest to Transferor                                                                   1,047,070.09
                                                                                                ---------------
       Net Interest Collections Available                                                         1,127,791.89

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:                                                     (415,932.04)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                              (101,916.77)
                                                                                                ---------------
  DEPOSIT TO RESERVE FUND:                                                                          609,943.08
                                                                                                ---------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                             -                   -                                 (10,039.20)
  Loss Reimbursement from Transferor                              -                   -            (415,932.04)
  Loss Reimbursement from Reserve Fund                            -                   -
                                                        ---------------     ---------------                         ---------------
       Total                                                      -                   -                                 (10,039.20)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                   -                                 377,872.30
  Allocations - Current Period                                    -                   -
  Allocations - Accelerated Principal Distribution                -                   -
  Allocations - Not Disbursed Beginning of Period                 -                   -
  Allocations - Not Disbursed End of Period                       -                   -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                   -             609,943.08
  Allocations - Current Period                              331,422.00          282,419.42
  Allocations - Not Disbursed Beginning of Period           331,422.00          282,419.42
  Allocations - Not Disbursed End of Period                 662,844.00          564,838.84
DUE TO TRUST - CURRENT PERIOD:
------------------------------
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                              300,569.55          261,780.48          609,943.08          377,872.30
                                                        ---------------     ---------------     ---------------     ---------------
     Total Due To Trust                                     300,569.55          261,780.48          609,943.08          377,872.30
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of May 25, 2001 for the Collection Period of April 1, 2001
                             through April 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                         CERTIFICATE BALANCE            CLASS A1                  CLASS A2
                                                         -------------------            --------                  --------
                                              TOTAL      PERCENT     BALANCE      PERCENT      BALANCE      PERCENT      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)    749,988,732.51
Discounted Principal Balance             749,988,732.51
Initial Notional/Certificate Balance               -     100.00%  735,000,000.00    25.71%  189,000,000.00   57.76%  424,500,000.00
Percent of ANIV                                                            98.00%                    25.20%                   56.60%
Certificate Factor                                                     1.0000000                 1.0000000                1.0000000
Notional/Certificate Rate                                                                           5.2650%                  5.4130%
Target Maturity Date                                                                     December 25, 2000        December 25, 2001
Servicer Advance                           1,324,812.20
Servicer Payahead                          1,260,008.73
Number of Contracts                              34,185
Weighted Average Lease Rate                   6.81%
Weighted Average Remaining Term                33.8
Servicing Fee Percentage                      1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value           508,615,023.56
Maturity Advances Outstanding                      -
ANIV Net of Maturity Advance **          508,615,023.56
Discounted Principal Balance             502,999,700.63
Notional/Certificate Balance                                      546,000,000.00                      -              424,500,000.00
Adjusted Notional/Certificate Balance                             496,628,087.42                      -              375,128,087.42
Percent of ANIV                                                            97.64%                   0.00%                     73.75%
Certificate Factor                                                     1.0000000                      -                   1.0000000
Servicer Advances                          1,900,840.43
Servicer Pay Ahead Balance                 2,379,916.87
Number of Current Contracts                      30,815
Weighted Average Lease Rate                   6.77%
Weighted Average Remaining Term                5.8

POOL DATA CURRENT MONTH
Aggregate Net Investment Value           489,200,494.56
Maturity Advances Outstanding                      -
ANIV Net of Maturity Advance **          489,200,494.56
Discounted Principal Balance             479,296,272.17
Notional/Certificate Balance                                      546,000,000.00                    0.00             424,500,000.00
Adjusted Notional/Certificate Balance                             477,499,553.15                    0.00             355,999,553.15
Percent of ANIV                                                            97.61%                   0.00%                     72.77%
Certificate Factor                                                     1.0000000                      -                   1.0000000
Servicer Advances                          1,999,601.07
Servicer Pay Ahead Balance                 3,068,331.40
Number of Current Contracts                      29,997
Weighted Average Lease Rate                   6.77%
Weighted Average Remaining Term                4.8
Prior Certificate Interest Payment Date  March 26, 2001
Next Certificate Interest Payment Date    June 25, 2001          ** Strictly for purposes of calculating Transferors Interest.
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               CLASS A3                      CLASS B            TRANSFEROR INTEREST
                                               --------                      --------           --------------------
                                         PERCENT        BALANCE         PERCENT       BALANCE          BALANCE
---------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance       9.90%     72,800,000.00       6.63%   48,700,000.00         14,988,732.51
Percent of ANIV                                               9.71%                       6.49%                 2.00%
Certificate Factor                                       1.0000000                   1.0000000
Notional/Certificate Rate                                   5.4630%                     6.9590%
Target Maturity Date                                March 25, 2002           December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                         72,800,000.00               48,700,000.00         11,986,936.14
Adjusted Notional/Certificate Balance                72,800,000.00               48,700,000.00         11,986,936.14
Percent of ANIV                                              14.31%                       9.58%                 2.36%
Certificate Factor                                       1.0000000                   1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                         72,800,000.00               48,700,000.00         11,700,941.41
Adjusted Notional/Certificate Balance                72,800,000.00               48,700,000.00         11,700,941.41
Percent of ANIV                                              14.88%                       9.96%                 2.39%
Certificate Factor                                       1.0000000                   1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                               VEHICLES
Principal Collections                                                               6,753,267.74
Prepayments in Full                                                582              9,030,968.72
                                                                   ---
Reallocation Payment                                               20                 293,873.26
                                                                   --
Interest Collections                                                                3,939,454.15
Net Liquidation Proceeds and Recoveries                                             1,213,598.56
Net Liquidation Proceeds - Vehicle Sales                                            1,696,849.48
Non-Recoverable Advances                                                              (63,279.95)
                                                                                 ----------------
Total Available                                                                    22,864,731.96
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                               AMOUNT             ANNUAL AMOUNT
                                                           --------------        ----------------
CAPPED AND UNCAPPED EXPENSES:
  Total Capped Expenses Paid                                  27,239.69             108,958.76
  Total Uncapped Expenses Paid                                     -                      -
  Capped and Uncapped Expenses Due                                 -                      -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                            -
  Servicer's Fee Due Current Period                          423,845.85
  Servicer's Fee Paid                                        423,845.85
  Servicer's Fee Balance Due                                       -
SUPPLEMENTAL SERVICER'S FEES                                  59,921.37
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                             VEHICLES                AMOUNT
-----------------                                             --------                ------
Beginning Unreinvested Principal Collections                                                 -
Principal Collections & Liquidated Contracts                                                 -
Allocation to Subsequent Contracts                               0                           -
                                                                 -
                                                                                 ----------------
Ending Unreinvested Principal Collections                                                    -
-------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution Date of May 25, 2001 for the Collection Period of
                         April 1 through April 30, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A1      CLASS A2         CLASS A3         CLASS B       TOTAL CLASS
                                                          --------      --------         --------         -------       -----------
                                                           BALANCE      BALANCE          BALANCE          BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                          0.27%           0.32%            2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                         424,500,000.00   72,800,000.00    48,700,000.00   546,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                            -
   Due to Swap Counterparty                             -
   Proration %                                      0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                        -               -             -                -                -
Swap Interest Shortfall Inc/(Dec) This Period                  -               -             -                -                -
Swap Swap Interest Shortfall Carryover                         -               -             -                -                -

INTEREST RESET
Interest Rate                                                             5.12625%      5.17625%         6.85625%
Number of Days                                                                 91            91               91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE               -     5,500,679.84    952,545.03       844,023.42       7,297,248.29
-----------------------------------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the servicing report provided is true and correct.


 /s/ ANGELA BROWN
---------------------------------------
Angela Brown, ABS Accounting Manager